UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 31, 2007

MTI Technology Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 31, 2007, we modified our existing bank credit facility by entering into a Sixth Amendment to Loan and Security Agreement (the “Sixth Amendment”) with Comerica Bank, successor by merger to Comerica Bank—California. The Sixth Amendment extends the line-of-credit maturity date for six months to November 30, 2007. All other provisions of the initial Loan and Security Agreement, dated November 13, 2002, as previously amended, remain the same.
     The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the complete terms of the document, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Security Agreement, entered into as of May 31, 2007, by and between Comerica Bank, successor by merger to Comerica Bank—California, and MTI Technology Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: June 6, 2007	By:	/s/ Scott Poteracki
Scott Poteracki
Executive Vice President, Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Security Agreement, entered into as of May 31, 2007, by and between Comerica Bank, successor by merger to Comerica Bank—California, and MTI Technology Corporation